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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 (File No. 333-64641) of our report dated August 24th, 1998 on our audits of the consolidated financial statements of L.C. Holding Company.

                                          CONSTANTIN ASSOCIES

Paris, France
December 17th, 1998